UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

SHUAA PARTNERS ACQUISITION CORP I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41311	98-1627500
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

190 Elgin Avenue
George Town, Grand Cayman, Cayman Islands	KY1-9008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +971 4 330 3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	SHUAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001	SHUA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	SHUAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On May 15, 2023, SHUAA Partners Acquisition Corp I (the “Company”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on June 1, 2023 to consider and act upon a proposal to extend the date (the “Termination Date”) by which the Company must complete an initial business combination to September 4, 2023 (the “Articles Extension Date”) and to allow the Company, without the need for another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis, for up to nine times, by an additional one month each time, after the Articles Extension Date, by resolution of the Company’s board of directors, if requested by SHUAA SPAC Sponsor I LLC, a Cayman Islands limited liability company. The Extension Proxy Statement was mailed to the Company’s shareholders of record as of April 28, 2023. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which the Company’s public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), was 5:00 p.m., Eastern Time, on May 30, 2023 (“Redemption Deadline”). The initial number of Ordinary Shares tendered for redemption prior to the Redemption Deadline was 8,299,638. The deadline for shareholders to withdraw previously submitted redemption requests is Thursday, June 1, 2023, prior to 9:00 a.m., Eastern Time, subject to approval by the board of directors of the Company.

Shareholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: Spacredemptions@continentalstock.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2023	SHUAA PARTNERS ACQUISITION CORP I

	By:	/s/ Fawad Tariq Khan
	Name:	Fawad Tariq Khan
	Title:	Chief Executive Officer